Exhibit 4.1


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                                   FARM BUREAU

                               401(k) SAVINGS PLAN










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                             ADOPTION AGREEMENT #005
                   NONSTANDARDIZED 401(k) PROFIT SHARING PLAN

         The undersigned, Iowa Farm Bureau Federation ("Employer"), by executing this Adoption Agreement, elects to establish a retirement plan and trust ("Plan") under the Nyemaster, Goode, Voigts, West, Hansell & O'Brien, P.C. Defined Contribution Prototype Plan (basic plan document # 01). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer's entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.


                                    ARTICLE I
                                   DEFINITIONS

1. PLAN (1.21). The name of the Plan as adopted by the Employer is Farm Bureau 401(k) Savings Plan.

2.       TRUSTEE (1.33). The Trustee executing this Adoption Agreement is:
         (Choose one of (a), (b) or (c))

[ ]      (a) A discretionary Trustee. See Plan Section 10.03[A].

[x]      (b) A nondiscretionary Trustee. See Plan Section 10.03[B].

[ ]      (c) A Trustee under a separate trust agreement. See Plan Section
         10.03[G].

3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)

[ ]      (a) No exclusions.

[ ]      (b) Collective bargaining Employees.

[ ]      (c) Nonresident aliens.

[ ]      (d) Leased Employees.

[ ]      (e) Reclassified Employees.

[x] (f) Classifications: Employees employed on a temporary basis who are designated by the Employer as of initial date of employment or reemployment that employment status with the Employer (or Participating Employer) is of a temporary and not permanent nature.

[x] (g) Exclusions by types of contributions. The following classification(s) of Employees are not eligible for the specified contributions:

                  Employee classification: All Employees except Agency Managers, Assistant Agency Managers and Office Assistants who are employees of Farm Bureau Mutual Insurance Company and except employees of South Dakota Farm Bureau Federation.

                  Contribution type: Nonelective (profit sharing) contributions.

4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))

[x]      (a) W-2 wages increased by Elective Contributions.

[ ] (b) Code ss.3401(a) federal income tax withholding wages increased by Elective Contributions.

[ ]      (c) 415 compensation.

[Note: Each of the Compensation definitions in (a), (b) and (c) includes Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]

Compensation taken into account. For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will determine the allocation of Employer contributions (excluding deferral contributions) by taking into account: (Choose one of (d) or (e))

[ ]      (d) Plan Year. The Employee's Compensation for the entire Plan Year.

[x] (e) Compensation while a Participant. The Employee's Compensation only for the portion of the Plan Year in which the Employee actually is a Participant.

Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (n) as applicable. If the Employer elects to allocate its nonelective contribution under Plan Section 3.04 using permitted disparity, (i),
(j), (k) and (l) do not apply):

[ ] (f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

[ ] (g) Elective Contributions. The Plan excludes a Participant's Elective Contributions. See Plan Section 1.07(D).

[ ]      (h) Exclusion. The Plan excludes Compensation in excess of: ___________

[ ]      (i) Bonuses. The Plan excludes bonuses.

[ ]      (j) Overtime. The Plan excludes overtime.

[ ]      (k) Commissions. The Plan excludes commissions.

[x] (l) Nonelective contributions. The following modifications apply to the definition of Compensation for nonelective contributions: See Addendum, paragraph 6.

[ ] (m) Deferral contributions. The following modifications apply to the definition of Compensation for deferral contributions: _______________.


[ ] (n) Matching contributions. The following modifications apply to the definition of Compensation for matching contributions: _______________.

5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose one of (a) or (b). Choose (c) if applicable)

[x]      (a) December 31.

[ ]      (b) Other: ___________________________________________________________.

[ ]      (c) Short Plan Year: commencing on: _________ and ending on: _________.

6.       EFFECTIVE DATE (1.10). The Employer's adoption of the Plan is a:
         (Choose one of (a) or (b))

[ ]      (a) New Plan. The Effective Date of the Plan is: _____________________.

[x] (b) Restated Plan. The restated Effective Date is: January 1, 1997. This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of: January 1, 1987.

7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of Service is: (Choose one or more of (a) through (d) as applicable)

[x]      (a) Actual Method. See Plan Section 1.15(B).

[ ] (b) Equivalency Method. The Equivalency Method is: ___________________. [Note: Insert "daily," "weekly," "semi-monthly payroll periods" or "monthly".] See Plan Section 1.15(c).

[ ]      (c) Combination method. In lieu of the Equivalency Method specified in
         (b), the Actual Method applies for purposes of: ______________________.

[ ] (d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for:
         (Choose one or more of (1), (2) or (3) as applicable)

         [ ]      (1) Eligibility under Article II.

         [ ]      (2) Vesting under Article V.

         [ ]      (3) Contribution allocations under Article III.

8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan service with the following predecessor employer(s): See Addendum, paragraph 1.

[Note: If the Plan does not credit any additional predecessor service under this
Section 1.30, insert "N/A" in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS

9.       ELIGIBILITY (2.01).

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer's elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]

[x]      (a) Age. Attainment of age 21 (not to exceed age 21).

[x]      (b) Service. Service requirement. (Choose one of (1) through (5))

         [ ]      (1) One Year of Service.

         [x] (2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A). See Addendum, paragraph 2.

         [ ] (3) One Hour of Service (immediate completion of Service requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

         [ ]      (4) ___________ months (not exceeding 24).

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         [ ]      (5) An Employee must complete __________ Hours of Service
                  within the _______________________ time period following the Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

[x] (c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

                  (1) [x] Deferral/Employee contributions: (Choose one of a.
                          through d. Choose e. if applicable)

                           a. [ ] One Year of Service
                           b. [ ] One Hour of Service (immediate completion of
                                  Service requirement)
                           c. [x] One month(s) (not exceeding 12)
                           d. [ ] An Employee must complete __________ Hours of
                                  Service within the __________ time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]
                           e. [x] Age 21 (not exceeding age 21)

                  (2) [x] Matching contributions: (Choose one of f. through i.
                          Choose j. if applicable)

                           f. [ ] One Year of Service
                           g. [ ] One Hour of Service (immediate completion of
                                  Service requirement)
                           h. [x] One month(s) (not exceeding 24)
                           i. [ ] An Employee must complete __________ Hours of
                                  Service within the __________ time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]
                           j. [x] Age 21 (not exceeding age 21)

[ ]      (d) Service requirements:_____________________________________________
         ______________________________________________________________________.
         [Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

[ ] (e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after ___________. If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee's Employment Commencement Date; or (iv) on the date the Employee attains age _______ (not exceeding age 21).

Plan Entry Date. "Plan Entry Date" means the Effective Date and: (Choose one of
(f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect
(k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

[ ] (f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[ ]      (g) The first day of the Plan Year.

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

[ ]      (h) Employment Commencement Date (immediate eligibility).

[x]      (i) The first day of each: payroll period (e.g., "Plan Year quarter").

[ ]      (j) The following Plan Entry Dates: ___________________________________
         ______________________________________________________________________.

[ ] (k) Alternative 401(k)/401(m) Plan Entry Date(s). For the alternative 401(k)/401(m) eligibility conditions under(c), Plan Entry Date means:
         (Choose (1) or (2) or both as applicable)

         (1) [ ] Deferral/Employee contributions   (2) [ ] Matching contributions
                 (Choose one of a. through d.)             (Choose one of e. through h.)

             a. [ ] Semi-annual Entry Dates            e. [ ] Semi-annual Entry Dates
             b. [ ] The first day of the Plan Year     f. [ ] The first day of the Plan Year
             c. [ ] Employment Commencement Date       g. [ ] Employment Commencement Date
                    (immediate eligibility)                   (immediate eligibility)
             d. [ ] The first day of each: _______     h. [ ] The first day of each: _______

Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable) [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]

[x]      (l) Immediately following or coincident with

[ ]      (m) Immediately preceding or coincident with

[ ]      (n) Nearest

[ ] (o) Alternative 401(k)/401(m) election(s): (Choose (1) or (2) or both as applicable)

         (1) [ ] Deferral contributions            (2) [ ] Matching contributions
                                                           (Choose one of b., c. or d.)

             a. [ ] Immediately following              b. [ ] Immediately following
                    or coincident with                        or coincident with
                                                       c. [ ] Immediately preceding
                                                              or coincident with
                                                       d. [ ] Nearest

the date the Employee completes the eligibility conditions described in this
Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code ss.410(a); or (2) 6 months after the date the Employee completes those requirements.]

10. YEAR OF SERVICE - ELIGIBILITY (2.02). (Choose (a) and (b) as applicable) [Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or (b).]

[x] (a) Year of Service. An Employee must complete 1,000 Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[x] (b) Eligibility computation period. After the initial eligibility computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))

         [ ] (1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

         [x] (2) The 12-consecutive month period beginning with each anniversary of the Employee's Employment Commencement Date.

11. PARTICIPATION - BREAK IN SERVICE (2.03). The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))

[x]      (a) Not applicable. Does not apply to the Plan.

[ ]      (b) Applicable. Applies to the Plan and to all Participants.

[ ] (c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.

12.      ELECTION NOT TO PARTICIPATE (2.06). The Plan: (Choose one of (a) or
         (b))

[x] (a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

[ ] (b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee's Plan Entry Date.


                                   ARTICLE III
         EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES

13. AMOUNT AND TYPE (3.01). The amount and type(s) of the Employer's contribution to the Trust for a Plan Year or other specified period will equal: (Choose one or more of (a) through (f) as applicable)

[x] (a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant's salary reduction agreement and in accordance with Section 3.02.

[x] (b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with Section 3.03.

[x] (c) Nonelective contributions (profit sharing). The following nonelective contribution: (Choose (1) or (2) or both as applicable) [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its nonelective contribution. See Plan Section 3.04(F).]

         [x]      (1) Discretionary. An amount the Employer in its sole
                      discretion may determine.

         [ ]      (2) Fixed. The following amount: _____________________________

[x] (d) 401(k) safe harbor contributions. The following 401(k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1), (2) or (3). Choose (4), if applicable)

         [ ] (1) Safe harbor nonelective contribution. The safe harbor nonelective contribution equals _________ % of a Participant's Compensation [Note: the amount in the blank must be at least 3%.].

         [x] (2) Basic safe harbor matching contribution. A matching contribution equal to 100% of each Participant's deferral contributions not exceeding 3% of the Participant's Compensation, plus 50% of each Participant's deferral contributions in excess of 3% but not in excess of 5% of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: Plan Year. [Note: The Employer must complete the blank line with the applicable time period for computing the Employer's basic safe harbor match, such as "each payroll period," "each month," "each Plan Year quarter" or "the Plan Year".] See Addendum, paragraph 3.

         [ ] (3) Enhanced safe harbor matching contribution. (Choose one of a. or b.)

                  [ ] a. Uniform percentage. An amount equal to _______% of each Participant's deferral contributions not exceeding _______% of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: ______________________________________________.
                           [See the Note in (d)(2).]

                  [ ] b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant's deferral contribution percentage. For this purpose, "Compensation" means Compensation for:_______________________________________________.
                           [See the Note in (d)(2).]

            Deferral Contribution Percentage        Matching Percentage
            --------------------------------        -------------------

                  _________________                  _________________
                  _________________                  _________________
                  _________________                  _________________

[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code ss. ss.401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on its enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the "Deferral Contribution Percentage") for the matching contribution to 6% of Plan Year Compensation.]

         [ ] (4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan: __________________.

[ ] (e) Davis-Bacon contributions. The amount(s) specified for the applicable Plan Year or other applicable period in the Employer's Davis-Bacon contract(s). The Employer will make a contribution only to Participants covered by the contract and only with respect to Compensation paid under the contract. If the Participant accrues an allocation of nonelective contributions (including forfeitures) under the Plan in addition to the Davis-Bacon contribution, the Plan Administrator will: (Choose one of (1) or (2))

         [ ] (1) Not reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

         [ ] (2) Reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

[ ] (f) Frozen Plan. This Plan is a frozen Plan effective: _______________. For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.

14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee's deferral contributions. (If the Employer elects
         Section 3.01(a), the Employer must elect (a). (Choose (b) or (c) as applicable)

[x] (a) Limitation on amount. An Employee's deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code: (Choose (1), (2) or (3) as applicable)

         [ ]      (1) Maximum deferral amount: ________________________________.

         [ ]      (2) Minimum deferral amount: ________________________________.

         [x]      (3) No limitations.

For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in (1) or
(2) to the Employee's Compensation: (Choose one of (4) or (5) unless the Employer elects (3))

         [x] (4) Only for the portion of the Plan Year in which the Employee actually is a Participant.

         [ ]      (5) For the entire Plan Year.

[ ] (b) Negative deferral election. The Employer will withhold _______% from the Participant's Compensation unless the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement. See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))

         [ ] (1) All Participants who have not deferred at least the automatic deferral amount as of: _____________________________
                  _____________________________________________________________.

         [ ] (2) Each Employee whose Plan Entry Date is on or following the negative election effective date.

[ ] (c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan
         Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution: (Choose one of (1) or (2))

         [ ]      (1) All or any portion.         [ ]      (2) ____%.

Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan's salary reduction agreement form.

15. MATCHING CONTRIBUTIONS (INCLUDING ADDITIONAL SAFE HARBOR MATCH UNDER PLAN SECTION 14.02(D)(3)) (3.03). The Employer matching contribution is (If the Employer elects Section 3.01(b), the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)

[x] (a) Fixed formula. An amount equal to _______% of each Participant's deferral contributions. See Addendum paragraphs 3 and 4.

[x] (b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's deferral contributions. The Employer, in its sole discretion, may designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer's discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution. See Addendum, paragraph 5.

[ ] (c) Multiple level formula. An amount equal to the following percentages for each level of the Participant's deferral contributions. [Note: The matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

                Deferral Contributions              Matching Percentage
                ----------------------              -------------------

                  _________________                  _________________
                  _________________                  _________________
                  _________________                  _________________

[ ] (d) Related Employers. If two or more Related Employers contribute to this Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is: ________________________. [Note: If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant.]

Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each: (Choose one of (e) through (h))

[x]      (e) Plan Year.

[ ]      (f) Plan Year quarter.

[ ]      (g) Payroll period.

[ ]      (h) Alternative time period: _________________________________. [Note:
         Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.]

Deferral contributions taken into account. In determining a Participant's deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply:
(Choose one of (i), (j) or (k))

[ ] (i) All deferral contributions. The Plan Administrator will take into account all deferral contributions.

[x] (j) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding ______% of the Participant's Compensation. [Note: To avoid the ACP test in a safe harbor 401(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.] See Addendum, paragraph 3.

[ ] (k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant's Compensation as the Employer determines.

Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (l) or (m) or both applicable)

[ ] (l) Matching contribution limits. A Participant's matching contributions may not exceed: (Choose one of (1) or (2))

         [ ]      (1) ___________________. [Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

         [ ] (2) 4% of a Participant's Compensation for the Plan Year under the discretionary matching contribution formula. [Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]

[x] (m) Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching contributions specified in Adoption Agreement Section: 15(a) (3.03). The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two matching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution.]

16.      CONTRIBUTION ALLOCATION (3.04).

Employer nonelective contributions (3.04(A)). The Plan Administrator will allocate the Employer's nonelective contribution under the following contribution allocation formula: (Choose one of (a), (b) or (c). Choose (d) if applicable)

[x] (a) Nonintegrated (pro rata) allocation formula. See Addendum, paragraph 6.

[ ] (b) Permitted disparity. The following permitted disparity formula and definitions apply to the Plan: (Choose one of (1) or (2). Also choose
         (3))

         [ ]      (1) Two-tiered allocation formula.

         [ ]      (2) Four-tiered allocation formula.

         [ ] (3) For purposes of Section 3.04(b), "Excess Compensation" means Compensation in excess of: (Choose one of a. or b.)

                  [ ] a. ________% of the taxable wage base in effect on the first day of the Plan Year, rounded to the next highest $ ____________ (not exceeding the taxable wage base).

                  [ ] b. The following integration level: ________________. [Note: The integration level cannot exceed the taxable wage base in effect for the Plan Year for which this Adoption Agreement first is effective.]

[ ] (c) Uniform points allocation formula. Under the uniform points allocation formula, a Participant receives: (Choose (1) or both (1) and (2) as applicable)

         [ ] (1) __________ point(s) for each Year of Service. Year of Service means: __________.

         [ ] (2) One point for each $ _______ [not to exceed $200] increment of Plan Year Compensation.

[ ] (d) Incorporation of contribution formula. The Plan Administrator will allocate the Employer's nonelective contribution under Section(s) 3.01(c)(2), (d)(1) or (e) in accordance with the contribution formula adopted by the Employer under that Section.

Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer's qualified nonelective contributions to: (Choose one of (e) or (f))

[x]      (e) Nonhighly Compensated Employees only.

[ ]      (f) All Participants.

Related Employers. (Choose (g) if applicable)

[x] (g) Allocate only to directly employed Participants. If two or more Related Employers adopt this Plan, the Plan Administrator will allocate all nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant's Compensation between or among the participating Related Employers. [Note: If the Employer does not elect 3.04(g), the Plan Administrator will allocate all nonelective contributions and forfeitures without regard to which contributing Related Employer directly employs the Participant. The Employer may not elect 3.04(g) under a safe harbor 401(k) Plan.]

17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even if the Employer elects immediate vesting, the Employer should complete Section 3.05. See Plan Section 9.11.]

[x] (a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))

         [ ]      (1) As a discretionary matching contribution.

         [x]      (2) To reduce matching contributions.

         [ ]      (3) As a discretionary nonelective contribution.

         [ ]      (4) To reduce nonelective contributions.

[x] (b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1) through (4))

         [ ]      (1) As a discretionary nonelective contribution.

         [x]      (2) To reduce nonelective contributions.

         [ ]      (3) As a discretionary matching contribution.

         [ ]      (4) To reduce matching contributions.

[x] (c) Reduce administrative expenses. First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b), as applicable.

Timing of forfeiture allocation. The Plan Administrator will allocate forfeitures under Section 3.05 in the Plan Year: (Choose one of (d) or (e))

[x]      (d) In which the forfeiture occurs.

[ ]      (e) Immediately following the Plan Year in which the forfeiture occurs.

18.      ALLOCATION CONDITIONS (3.06).

Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, 401(k) safe harbor contributions (under Section 3.01(d)) or to Davis-Bacon contributions (except as the Davis-Bacon contract provides). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s): (Choose one or more of (a) through (i) as applicable)

[ ] (a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan Year: _______________________________________________________.

[ ] (b) Employment condition. The Participant must be employed by the Employer on the last day of the __________________________ (designate time period).

[x]      (c) No allocation conditions.

[ ] (d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Year: ___________________.

[ ] (e) Termination of Service/501 Hours of Service coverage rule. The Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant must complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

[ ] (f) Special allocation conditions for matching contributions. The Participant must complete at least ___________ Hours of Service during the __________________________ (designate time period) for the matching contributions made for that time period.

[ ] (g) Death, Disability or Normal Retirement Age. Any condition specified in Section 3.06 ___________ applies if the Participant incurs a Separation from Service during the Plan Year on account of: ___________ (e.g., death, Disability or Normal Retirement Age).

[ ] (h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan.

[ ] (i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions:
         ______________________________________________________________________.
         [Note: Any election to limit the Plan's allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]


                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) if applicable)

[x]      (a) Not permitted. The Plan does not permit Employee contributions.

[ ] (b) Permitted. The Plan permits Employee contributions subject to the following limitations: _______________________________________________.
         [Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[ ] (c) Matching contribution. For each Plan Year, the Employer's matching contribution made with respect to Employee contributions is:
         ______________________________________________________________________.


                                    ARTICLE V
                              VESTING REQUIREMENTS

20. NORMAL/EARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b). Choose (c) if applicable)

[x] (a) Specific age. The date the Participant attains age 65. [Note: The age may not exceed age 65.]

[ ]      (b) Age/participation. The later of the date the Participant attains
         ________ years of age or the __________ anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

[ ] (c) Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age ________ or (ii) the date a Participant reaches his/her __________ anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

21. PARTICIPANT'S DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)

[ ]      (a) Death.

[ ]      (b) Disability.

22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions, 401(k) safe harbor contributions and Davis-Bacon contributions (unless otherwise indicated in (f)). The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions:
         (Choose (a) or choose one or more of (b) through (f) as applicable)

[x] (a) Immediate vesting. 100% Vested at all times. [Note: The Employer must elect (a) if the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

[ ]      (b) Top-heavy vesting schedules. [Note: The Employer must choose one of
         (b)(1), (2) or (3) if it does not elect (a).]

         [ ]     (1) 6-year graded as specified   [ ]     (3) Modified top-heavy
                 in the Plan.                             schedule

         [ ]     (2) 3-year cliff as specified
                 in the Plan.                     Years of              Vested
                                                   Service            Percentage
                                                   -------            ----------

                                          Less than 1 ............     a. ____

                                             1 ...................     b. ____

                                             2 ...................     c. ____

                                             3 ...................     d. ____

                                             4 ...................     e. ____

                                             5 ...................     f. ____

                                             6 or more ...........        100%


[ ] (c) Non-top-heavy vesting schedules. [Note: The Employer may elect one of (c)(1), (2) or (3) in addition to (b).]

         [ ]     (1) 7-year graded as specified   [ ]     (3) Modified non-top-
                 in the Plan.                             heavy schedule

         [ ]     (2) 5-year cliff as specified
                 in the Plan.                     Years of              Vested
                                                   Service            Percentage
                                                   -------            ----------

                                          Less than 1 ............     a. ____

                                             1 ...................     b. ____

                                             2 ...................     c. ____

                                             3 ...................     d. ____

                                             4 ...................     e. ____

                                             5 ...................     f. ____

                                             6 ...................     g. ____

                                             7 or more ...........        100%

If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code ss.416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code ss.411(a)(2).]

[ ] (d) Separate vesting election for regular matching contributions. In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant's regular matching contributions:
         (Choose one of (1) or (2))

         [ ]      (1) 100% Vested at all times.

         [ ]      (2) Regular matching vesting schedule: _______________________
                  _____________________________________________________________.
                  [Note: The vesting schedule completed under (d)(2) must comply with Code ss.411(a)(4).]

[ ] (e) Application of top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

[ ]      (f) Special vesting provisions: _______________________________________
         _______________________________________________________________________
         [Note: Any special vesting provision must satisfy Code ss.411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

23. YEAR OF SERVICE - VESTING (5.06). (Choose (a) and (b)) [Note: If the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]

[ ] (a) Year of Service. An Employee must complete at least _____________ Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[ ] (b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or (2))

         [ ]      (1) Plan Year.

         [ ]      (2) Employment year (anniversary of Employment Commencement
                  Date).

24. EXCLUDED YEARS OF SERVICE - VESTING (5.08). The Plan excludes the following Years of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through (f) as applicable)

[x]      (a) None. None other than as specified in Plan Section 5.08(a).

[ ] (b) Age 18. Any Year of Service before the Year of Service during which the Participant attained the age of 18.

[ ] (c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[ ] (d) Parity Break in Service. Any Year of Service excluded under the rule of parity. See Plan Section 5.10.

[ ] (e) Prior Plan terms. Any Year of Service disregarded under the terms of the Plan as in effect prior to this restated Plan.

[ ]      (f) Additional exclusions. Any Year of Service before: ________________
         ______________________________________________________________________.
         [Note: Any exclusion specified under (f) must comply with Code ss.411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4). If the Employer elects immediate vesting, the Employer should not complete Section 5.08.]

                                   ARTICLE VI
                         DISTRIBUTION OF ACCOUNT BALANCE

25. TIME OF PAYMENT OF ACCOUNT BALANCE (6.01). The following time of distribution elections apply to the Plan:

Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(A)(1), the Trustee will distribute in a lump sum (regardless of the Employer's election under Section 6.04) a separated Participant's Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))

[x] (a) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[ ] (b) Designated Plan Year. As soon as administratively practicable in the _________________ Plan Year beginning after the Participant's Separation from Service.

[ ] (c) Designated Plan Year quarter. As soon as administratively practicable in the __________________ Plan Year quarter beginning after the Participant's Separation from Service.

[ ] (d) Designated distribution. As soon as administratively practicable in the: _______________________________________________________________
         following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (j) if applicable)

[x] (e) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[ ] (f) Designated Plan Year. As soon as administratively practicable in the ____________________ Plan Year beginning after the Participant's Separation from Service.

[ ] (g) Designated Plan Year quarter. As soon as administratively practicable in the _____________________ Plan Year quarter following the Plan Year quarter in which the Participant elects to receive a distribution.

[ ] (h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01(A)(2).

[ ] (i) Designated distribution. As soon as administratively practicable in the: __________________________________________________________________
         following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

[ ] (j) Limitation on Participant's right to delay distribution. A Participant may not elect to delay commencement of distribution of his/her Vested Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. [Note: If the Employer does not elect (j), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date. See Plan Section 6.01(A)(2).]

Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(c). (Choose (k) or choose one or more of (l) through (o) as applicable) [Note: If the Employer elects any in-service distribution option, a Participant may elect to receive one in-service distribution per Plan Year unless the Plan's in-service distribution form provides for more frequent in-service distributions.]

[ ] (k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan Section 6.01(c).

[x] (l) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant's Account Balance attributable to deferral contributions if: (Choose one or more of (1), (2) or (3) as applicable)

         [x] (1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

         [x] (2) Age. The Participant has attained age 65. (Must be at least age 59 1/2.)

         [ ]      (3) Disability. The Participant has incurred a Disability.

[x] (m) Qualified nonelective contributions/qualified matching contributions/safe harbor contributions. Distribution of all or any portion of a Participant's Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401(k) safe harbor contributions if: (Choose (1) or (2) or both as applicable)

         [x] (1) Age. The Participant has attained age 65. (Must be at least age 59 1/2.)

         [ ]      (2) Disability. The Participant has incurred a Disability.

[x] (n) Nonelective contributions/regular matching contributions. Distribution of all or any portion of a Participant's Vested Account Balance attributable to nonelective contributions or to regular matching contributions if: (Choose one or more of (1) through (5))

         [x] (1) Age/Service conditions. (Choose one or more of a. through d. as applicable)

                  [x]      a. Age. The Participant has attained age 65.

                  [ ] b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed, for a period of not less than ________ Plan Years before the distribution date. [Note: The minimum number of years is 2.]

                  [ ] c. Five years of participation. The Participant has participated in the Plan for at least ________ Plan Years. [Note: The minimum number of years is 5.]

                  [ ] d. Vested. The Participant is ________% Vested in his/her Account Balance. See Plan Section 5.03(A). [Note: If an Employer makes more than one election under Section 6.01(n)(1), a Participant must satisfy all conditions before the Participant is eligible for the distribution.]

         [ ] (2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

         [ ] (3) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

         [ ]      (4) Disability. The Participant has incurred a Disability.

         [ ] (5) Designated condition. The Participant has satisfied the following condition(s): ______________________________________
                  _____________________________________________________________.
                  [Note: Any designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

[x] (o) Participant contributions. Distribution of all or any portion of a Participant's Account Balance attributable to the following Participant contributions described in Plan Section 4.01: (Choose one of (1), (2) or (3))

         [x]      (1) All Participant contributions.

         [ ]      (2) Employee contributions only.

         [ ]      (3) Rollover contributions only.

Participant loan default/offset. See Section 6.08 of the Plan.

26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03:
         (Choose one or more of (a) through (d) as applicable)

[x]      (a) Lump sum.

[x]      (b) Installments.

[ ]      (c) Installments for required minimum distributions only.

[ ]      (d) Annuity distribution option(s): ___________________________________
         ______________________________________________________________________.
         [Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]

27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04: (Choose one of (a) or (b))

[x] (a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

[ ]      (b) Applicable. Apply to all Participants.


                                   ARTICLE IX
       PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (e) as applicable)

[x] (a) Deferral contributions/Employee contributions: (Choose one or more of (1) through (5) as applicable)

         [x] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

         [ ] (2) Balance forward method. Allocate using the balance forward method.

         [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period:
                  ________________________________. See Plan Section 14.12.

         [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ______% of the contributions made during the following valuation period: ____________________________________________
                  _____________________________________________________________.

         [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[x] (b) Matching contributions. (Choose one or more of (1) through (5) as applicable)

         [x] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

         [ ] (2) Balance forward method. Allocate using the balance forward method.

         [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period:
                  _____________________________________. See Plan Section 14.12.

         [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ______% of the contributions made during the following valuation period: ___________________________________________.

         [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[x] (c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)

         [x] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

         [ ] (2) Balance forward method. Allocate using the balance forward method.

         [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period:
                  _________________________________. See Plan Section 14.12.

         [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ______% of the contributions made during the following valuation period: ____________________________________________
                  _____________________________________________________________.

         [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

[ ]      (d) Specified method. Allocate pursuant to the following method:
         ______________________________________________________________________.
         [Note: The specified method must be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg. ss.1.401(a)(4) and which is applied uniformly to all Participants.]

[ ] (e) Interest rate factor. In accordance with Plan Section 9.08(E), the Plan includes interest at the following rate on distributions made more than 90 days after the most recent valuation date: ____________________
         ______________________________________________________________________.


                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03: See Addendum, paragraph
         9. [Note: Enter "N/A" if not applicable.]

30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s): (Choose one of (a) through (d))

[x] (a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[ ]      (b) Last day of a specified period. The last day of each
         _______________ of the Plan Year.

[ ]      (c) Specified dates: _________________________________________________.

[ ]      (d) No additional valuation dates.

                                 Execution Page

         The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on January 25, 2002.

                                  Name of Employer: Iowa Farm Bureau Federation

                                  Employer's EIN: 42-0331840

                                  Signed: /s/ Jerry C. Downin

                                  Its: Secretary/Treasurer


                                  Name(s) of Trustee:
                                             Wells Fargo Bank Minnesota, N.A.
                                             /s/ Mary Stoecker
                                             Vice President

                                  Trust EIN (Optional):
                                             ___________________________________

                                  Signed: ______________________________________

                                             ___________________________________
                                                                    [Name/Title]
                                  Signed:
                                          ______________________________________

                                             ___________________________________
                                                                    [Name/Title]
                                  Signed:
                                          ______________________________________

                                             ___________________________________
                                                                    [Name/Title]

                                  Name of Custodian (Optional): N/A

                                          ______________________________________

                                  Signed: ______________________________________

                                             ___________________________________
                                                                    [Name/Title]

31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is 004.

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) ____________ effective _______________, by substitute Adoption Agreement page number(s) _______.

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: 700 Walnut Street, Suite 1600, Des Moines, IA 50309 (515) 283-3100.

Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an opinion letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the opinion letter, Code ss.401. An adopting Employer may rely on the Prototype Sponsor's IRS opinion letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1998.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]      (a) The adoption of a new plan by the Participating Employer.

[x] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Farm Bureau 401(k) Savings Plan
         ______________________________________________________________________,
         and having an original effective date of: January 1, 1987.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Farm Bureau Management Corporation

______________________________       Jerry Downin/Secretary-Treasurer

                                     Signed: /s/ Jerry C. Downin
                                                                 [Name/Title]

                                     January 25, 2002

                                     Participating Employer's EIN: _____________

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1998.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]      (a) The adoption of a new plan by the Participating Employer.

[x] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Farm Bureau 401(k) Savings Plan
         ______________________________________________________________________,
         and having an original effective date of: January 1, 1987.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Farm Bureau Mutual Insurance Company

______________________________       Signed: /s/ James P. Brannen
                                     Its: Vice President - Finance  [Name/Title]

                                     January 31, 2002

                                     Participating Employer's EIN: 42-0331872

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1998.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ]      (a) The adoption of a new plan by the Participating Employer.

[x] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Farm Bureau 401(k) Savings Plan
         ______________________________________________________________________,
         and having an original effective date of: January 1, 1996.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       FBL Financial Group, Inc.

______________________________       James P. Brannen/Vice President - Finance

                                     Signed: /s/ James P. Brannen
                                                                    [Name/Title]

                                     January 31, 2002

                                     Participating Employer's EIN:  42-1411715

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 2000.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       IFBF Property Management, Inc.

______________________________       Jerry Downin/Secretary-Treasurer

                                     Signed: /s/ Jerry C. Downin
                                                                    [Name/Title]

                                     January 25, 2002
                                                                          [Date]

                                     Participating Employer's EIN: 42-1472056

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1998.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Arizona Farm Bureau Federation

______________________________       Jim Klinker, Administrator

                                     Signed: /s/ Jim Klinker
                                                                    [Name/Title]

                                     March 28, 2002
                                                                          [Date]

                                     Participating Employer's EIN: 86-0086885

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002


[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1998.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       New Mexico Farm & Livestock Bureau

______________________________       Norm Plank/Administrator

                                     Signed: /s/ Mary Stoecker/Vice President
                                                                    [Name/Title]

                                     February 22, 2002

                                     Participating Employer's EIN: 85-0108577

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 2000.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Nebraska Farm Bureau Federation

______________________________       Bryce P. Neidig/President

                                     Signed: /s/ Bryce P. Neidig
                                                                    [Name/Title]

                                     February 5, 2002

                                     Participating Employer's EIN: 47-0249020

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 2000.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Farm Bureau Insurance Company of Nebraska

______________________________       Bryce P. Neidig/President

                                     Signed: /s/ Bryce P. Neidig
                                                                    [Name/Title]

                                     February 5, 2002                     [Date]

                                     Participating Employer's EIN: 47-0362780

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 2000.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Nebraska Farm Administrative Corporation

______________________________       Bryce P. Neidig/President

                                     Signed: /s/ Bryce P. Neidig
                                                                    [Name/Title]

                                     February 5, 2002                     [Date]

                                     Participating Employer's EIN: 47-0383309

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1999.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Minnesota Farm Bureau Federation

______________________________       Jim Werner/Administrator

                                     Signed: /s/ Jim Werner
                                                                    [Name/Title]

                                     January 31, 2002                     [Date]

                                     Participating Employer's EIN: 42-0417230

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1999.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       South Dakota Farm Bureau Federation

______________________________       Michael Held/Administrator

                                     Signed: /s/ Michael Held
                                                                    [Name/Title]

                                     February 2, 2002                     [Date]

                                     Participating Employer's EIN: 46-0191750

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

         The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1999.

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[x]      (a) The adoption of a new plan by the Participating Employer.

[ ] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: ______________ ______________________________________________________________________,
         and having an original effective date of: ____________________________.

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating
         Employer: (Choose one or more of (a) through (d) as applicable) [Note:
         If the Plan does not credit any additional predecessor service under
         Section 1.30 for this Participating Employer, do not complete this election.]

[x]      (a) Eligibility. For eligibility under Article II. See Plan Section
         1.30 for time of Plan entry.

[x]      (b) Vesting. For vesting under Article V.

[ ]      (c) Contribution allocation. For contribution allocations under Article
         III.

[ ]      (d) Exceptions. Except for the following Service: ____________________.

Name of Plan:                        Name of Participating Employer:

______________________________       Utah Farm Bureau Federation

______________________________       Leland J. Hogan/President

                                     Signed: /s/ Leland J. Hogan
                                                                    [Name/Title]

                                     February 4, 2002                     [Date]

                                     Participating Employer's EIN: 87-0189000

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Iowa     Name(s) of Trustee: Wells Fargo Bank
Farm Bureau Federation               Minnesota, N.A.

Jerry Downin/Secretary-Treasurer     Mary Stoecker/Vice President
                    [Name/Title]                                    [Name/Title]

Signed: /s/ Jerry C. Downin          Signed: /s/ Mary Stoecker

January 25, 2002                     January 28, 2002


[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                                   APPENDIX A
                    TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM

35.      The following testing elections and special effective dates apply:
         (Choose one or more of (a) through (n) as applicable)

[ ]      (a) Highly Compensated Employee (1.14). For Plan Years beginning after
         ____________________________, the Employer makes the following election(s) regarding the definition of Highly Compensated Employee:

                  (1)      [ ] Top paid group election.
                  (2)      [ ] Calendar year data election (fiscal year plan).

[ ] (b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after ________________. [Note: For Plan Years beginning on or after the Employer's execution of its "GUST" restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and ACP tests.]

[ ] (c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: ________________________________.

[ ]      (d) Election not to participate. The election not to participate under
         Section 2.06 is effective: ___________________________________________.

[ ] (e) 401(k) safe harbor. The 401(k) safe harbor provisions under Section 3.01(d) are effective: _______________________________________________.

[ ] (f) Negative election. The negative election provision under Section 3.02(b) is effective: ________________________________________________.

[ ] (g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective:
         ______________________________________________________________________.

[ ] (h) Allocation conditions. The allocation conditions of Section 3.06 are effective: _______________________________________________________.

[x] (i) Benefit payment elections. The distribution elections of Section(s) 6.03(a) are effective: July 1, 2001.

[ ] (j) Election to continue pre-SBJPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April 1 following the calendar year in which the Participant attains age 70 1/2. See Plan
         Section 6.02. ________________________________________________________.

[ ] (k) Elimination of age 70 1/2 in-service distributions. The Plan eliminates a Participant's (other than a more than 5% owner) right to receive in-service distributions on April 1 of the calendar year following the year in which the Participant attains age 70 1/2 for Plan Years beginning after: _______________________________________________.

[ ]      (l) Allocation of earnings. The earnings allocation provisions under
         Section 9.08 are effective: __________________________________________.

[x] (m) Elimination of optional forms of benefit. The Employer elects prospectively to eliminate the following optional forms of benefit:
         (Choose one or more of (1), (2) and (3) as applicable)

         [x]      (1) QJSA and QPSA benefits as described in Plan Sections 6.04,
                  6.05 and 6.06 effective: July 1, 2001 _______________________.

         [ ] (2) Installment distributions as described in Section 6.03 effective: __________________________________________________.

         [ ] (3) Other optional forms of benefit (Any election to eliminate must be consistent with Treas. Reg ss.1.411(d)-4): __________.

[x]      (n) Special effective date(s): See Addendum.
         ______________________________________________________________________.

         For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

                                   APPENDIX B
                    GUST Remedial Amendment Period Elections

36. The following GUST restatement elections apply: (Choose one or more of (a) through (j) as applicable)

[ ] (a) Highly Compensated Employee elections. The Employer makes the following remedial amendment period elections with respect to the Highly Compensated Employee definition:

              (1) 1997:  [ ] Top paid group election.         [ ] Calendar year election.
                         [ ] Calendar year data election.
              (2) 1998:  [ ] Top paid group election.         [ ] Calendar year data election.
              (3) 1999:  [ ] Top paid group election.         [ ] Calendar year data election.
              (4) 2000:  [ ] Top paid group election.         [ ] Calendar year data election.
              (5) 2001:  [ ] Top paid group election.         [ ] Calendar year data election.
              (6) 2002:  [ ] Top paid group election.         [ ] Calendar year data election.

[x] (b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the ADP test and the ACP test: [Note: The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]

                                 ADP test                                    ACP test
              (1) 1997:  [ ] prior year   [x]  current year    1997:  [ ] prior year   [x] current year
              (2) 1998:  [ ] prior year   [x]  current year    1998:  [ ] prior year   [x] current year
              (3) 1999:  [ ] prior year   [x]  current year    1999:  [ ] prior year   [x] current year
              (4) 2000:  [ ] prior year   [x]  current year    2000:  [ ] prior year   [x] current year
              (5) 2001:  [x] prior year   [ ]  current year    2001:  [x] prior year   [ ] current year
              (6) 2002:  [x] prior year   [ ]  current year    2002:  [x] prior year   [ ] current year

[ ] (c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after:
         ____________________.

[x] (d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in Plan Section 6.02(E) effective January 1, 2001. [Note: The date must not be earlier than January 1, 2001.]

Defined Benefit Limitation

[ ] (e) Code ss.415(e) repeal. The repeal of the Code ss.415(e) limitation is effective for Limitation Years beginning after __________________________. [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]

Code ss.415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code ss.415(e), the Employer will reduce: (Choose one of (f) or (g))

[x] (f) The Participant's projected annual benefit under the defined benefit plan.

[ ] (g) The Employer's contribution or allocation on behalf of the Participant to the defined contribution plan and then, if necessary, the Participant's projected annual benefit under the defined benefit plan.

Coordination with top-heavy minimum allocation. The Plan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications: (Choose (h) or choose (i) or (j) or both as applicable)

[x]      (h) No modifications.

[ ] (i) For Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting ________% (not less than 4%) for "3%," except: (Choose one of (1) or (2))
         [ ]      (1) No exceptions.
         [ ]      (2) Plan Years in which the top-heavy ratio exceeds 90%.

[ ] (j) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is: (Choose one of (1) or (2))
         [ ] (1) 5% of Compensation irrespective of the contribution rate of any Key Employee: (Choose one of a. or b.).
                  [ ]      a. No exceptions.
                  [ ]      b. Substituting "71/2%" for "5%" if the top-heavy
                           ratio does not exceed 90%.
         [ ] (2) 0%. [Note: The defined benefit plan must satisfy the top-heavy minimum benefit requirement for these Non-Key Employees.]

Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: Same actuarial assumptions as in defined benefit plan.